CONTINUING GUARANTY AGREEMENT

          This CONTINUING GUARANTY AGREEMENT (the “Guaranty”), dated as of September 13th, 2007 by FORTIFIED DATA COMMUNICATIONS, INC., a Delaware corporation (the “Guarantor”), in favor of THOMAS KEENAN VENTURES, LLC (“TKV”).

PREAMBLE

          Reference is made to that certain $5,000,000 term loan (the “Loan”) from TKV to Fortified Holdings Corp., a Nevada corporation (the “Company”), which Loan is evidenced by, among other things, a Term Loan Note of the Company in favor of TKV (as the same may be amended, supplemented, modified or replaced from time to time, the “Note”).

          The Company owns 100% of the issued and outstanding capital stock of the Guarantor and as such the Guarantor will receive a direct material benefit from the extension of the Loan by TKV to the Company.

          In consideration of and as a material inducement for TKV having extended the Loan to the Company, the Guarantor does hereby represent, warrant, covenant and agree as follows:

          1. Definitions.

          The term “Obligations” and all other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Note.

          2. Guaranty of Payment and Performance.

          The Guarantor hereby guarantees to TKV the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), of (a) the principal of and premium, if any, and interest on the Loan, (b) obligations of the Company under the Note, and (c) all other monetary Obligations of the Company to TKV, including, without limitation, all fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise, in each case whether now in existence or hereafter incurred or arising, including all such Obligations which would become due but for the operation of the automatic stay pursuant to §362(a) of the Federal Bankruptcy Code and the operation of §§502(b) and 506(b) of the Federal Bankruptcy Code (collectively, the “Guaranteed Obligations”). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Guaranteed Obligations and not of their collectibility only and is in no way conditioned upon any requirement that TKV first attempt to collect any of the Guaranteed Obligations from the Company or any other entity or other person primarily or secondarily liable with respect to any of the Guaranteed Obligations or resort to any collateral security or other means of obtaining payment. Should the Company default in the payment or performance of any of the Guaranteed Obligations, the obligations of the Guarantor hereunder with respect to such Guaranteed Obligations in default shall become immediately due and payable to the TKV, without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by TKV on any number of occasions.

          2.1. Guarantor’s Agreement to Pay Enforcement Costs, etc.

          The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to TKV, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by TKV following the occurrence and during the continuation of an Event of Default in connection with the Guaranteed Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this §3 from the time when such amounts become due until payment, whether before or after judgment, at the Default Rate, provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

          3. Waivers by Guarantor; TKV’s Freedom to Act.

          The Guarantor agrees that the Guaranteed Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of TKV with respect thereto. The Guarantor waives promptness, diligences, presentment, demand, protest, notice of acceptance, notice of any Guaranteed Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Company or any other entity or other person primarily or secondarily liable with respect to any of the Guaranteed Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of all Loan Documents evidencing, securing or otherwise executed in connection with any Guaranteed Obligation and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of TKV to assert any claim or demand or to enforce any right or remedy against the Company or any other entity or other person primarily or secondarily liable with respect to any of the Guaranteed Obligations; (ii) any extensions, compromise, refinancing, consolidation or renewals of any Guaranteed Obligation; (iii) any change in the time, place or manner of payment of any of the Guaranteed Obligations or any rescissions, waivers, compromise, refinancing, consolidation, amendments or modifications of any of the terms or provisions of any Loan Document evidencing, securing or otherwise executed in connection with any of the Guaranteed Obligations; (iv) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Guaranteed Obligation, (v) the adequacy of any rights which TKV may have against any collateral security or other means of obtaining repayment of any of the Guaranteed Obligations; (vi) the impairment of any collateral securing any of the Guaranteed Obligations, including without limitation the failure to perfect or preserve any rights which TKV might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or

(vii) any other act or omission (other than wrongful acts or omissions of TKV that affect the validity or enforceability of the Obligations against the Company) which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor. To the fullest extent permitted by law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of (A) any “one action” or “anti-deficiency” law which would otherwise prevent TKV from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against the Guarantor before or after TKV’s commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (B) any other law which in any other way would otherwise require any election of remedies by TKV.

          4. Unenforceability of Guaranteed Obligations Against Company.

          If for any reason the Company has no legal existence or is under no legal obligation to discharge any of the Guaranteed Obligations, or if any of the Guaranteed Obligations have become irrecoverable from the Company by reason of the Company’s insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Guaranteed Obligations. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Company, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any Loan Document evidencing, securing or otherwise executed in connection with any Guaranteed Obligation shall be immediately due and payable by the Guarantor.

          5. Subrogation; Subordination.

          5.1. Waiver of Rights Against Company.

          Until the final payment and performance in full of all of the Guaranteed Obligations and any and all other obligations of the Company to TKV or any affiliate of TKV, the Guarantor shall not exercise any rights against the Company arising as a result of payment by the Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with TKV or such affiliate in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; the Guarantor will not claim any setoff, recoupment or counterclaim against the Company in respect of any liability of the Guarantor to the Company; and the Guarantor waives any benefit of and any right to participate in any collateral security which may be held by TKV or any such affiliate.

          5.2. Subordination.

          The payment of any amounts due with respect to any indebtedness of the Company now or hereafter owed to the Guarantor is hereby subordinated to the prior payment in full of all of the Guaranteed Obligations and any and all other obligations of the Company to TKV or any affiliate of TKV. The Guarantor agrees that, after the occurrence of any default in the payment or performance of any of the Guaranteed Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Company to the Guarantor until all of the Guaranteed Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the TKV and be paid over to TKV on account of the Guaranteed Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

          6. Further Assurances.

          The Guarantor agrees to do all such things and execute all such documents as TKV may reasonably consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of TKV hereunder. The Guarantor acknowledges and confirms that the Guarantor itself has established its own adequate means of obtaining from the Company on a continuing basis all information desired by the Guarantor concerning the financial condition of the Company and that the Guarantor will look to the Company and not to TKV in order for the Guarantor to keep adequately informed of changes in the Company’s financial condition.

          7. Termination; Reinstatement.

          This Guaranty shall remain in full force and effect notwithstanding any attempt by the Guarantor to revoke this Guaranty. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such attempted revocation, if at any time any payment made or value received with respect to any Guaranteed Obligation is rescinded or must otherwise be returned by TKV upon the insolvency, bankruptcy or reorganization of the Company, or otherwise, all as though such payment had not been made or value received.

          8. Successors and Assigns.

          This Guaranty shall (i) be binding upon the Guarantor and the Guarantor’s permitted successors and assigns, provided that the Guarantor shall have no right to assign or transfer any of the Guarantor’s obligations hereunder, and (ii) inure to the benefit of, and be enforceable by, TKV, its successors, transferees and assigns, and any person who shall from time to time be the owner or holder of any of the Guaranteed Obligations. Without limiting the generality of the foregoing sentence, TKV may assign or otherwise transfer any Loan Document held by it evidencing, securing or otherwise executed in connection with the Guaranteed Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the TKV herein.

          9. Amendments and Waivers.

          No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by TKV. No failure on the part of TKV to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

          10. Notices.

          All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be made or given in the manner set forth in the Security Agreement.

          11. Governing Law; Consent to Jurisdiction.

          THIS GUARANTY IS INTENDED TO TAKE EFFECT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT. The Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of the State of Connecticut or any federal court sitting therein and consents to the nonexclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantor by registered or certified mail, return receipt requested, at the address set forth in the Security Agreement. The Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

          12. Waiver of Jury Trial.

          THE GUARANTOR AND TKV (BY ITS ACCEPTANCE OF THIS GUARANTY) HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF TKV RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THIS GUARANTY OR THE OTHER LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, THE GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. The Guarantor (i) certifies that neither TKV nor any representative, agent or attorney of TKV has represented, expressly or otherwise, that TKV would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Loan Documents to which TKV is a party, TKV is relying upon, among other things, the waivers and certifications contained in this §13.

          13. Miscellaneous.

          This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Guaranteed Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

          14. Prejudgment Remedy Waiver.

          TO INDUCE TKV TO ENTER INTO THE COMMERCIAL LOAN TRANSACTIONS EVIDENCED BY THE CREDIT AGREEMENT, THE NOTES, AND ANY OTHER LOAN DOCUMENTS, GUARANTOR AGREES THAT THIS IS A COMMERCIAL TRANSACTION AND NOT A CONSUMER TRANSACTION, AND WAIVES ANY RIGHT TO NOTICE AND A HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, OR UNDER ANY OTHER FEDERAL OR STATE STATUTE OR STATUTES OR FOREIGN LAWS AFFECTING PREJUDGMENT REMEDIES, AND AUTHORIZES TKV’S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER, AND WAIVES ANY CLAIM IN TORT, CONTRACT OR OTHERWISE AGAINST TKV’S ATTORNEY WHICH MAY ARISE OUT OF SUCH ISSUANCE OF A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER. FURTHER, IN THE EVENT TKV SEEKS TO TAKE POSSESSION OF ANY OR ALL OF GUARANTOR’S PROPERTIES OR OTHER ASSETS BY COURT PROCESS OR OTHER METHOD AVAILABLE UNDER THE LAW, GUARANTOR IRREVOCABLY WAIVES ANY BOND AND ANY SURETY OR SECURITY RELATING THERETO REQUIRED BY ANY STATUTE, COURT RULE OR OTHERWISE AS AN INCIDENT TO SUCH POSSESSION, AND WAIVES ANY DEMAND FOR POSSESSION PRIOR TO THE COMMENCEMENT OF ANY SUIT OR ACTION TO RECOVER WITH RESPECT THERETO. SPECIFICALLY, GUARANTOR RECOGNIZES AND UNDERSTANDS THAT THE EXERCISE OF TKV’S RIGHTS DESCRIBED ABOVE MAY RESULT IN THE ATTACHMENT OF OR LEVY AGAINST GUARANTOR’S PROPERTY, AND SUCH WRIT FOR A PREJUDGMENT REMEDY WILL NOT HAVE THE PRIOR WRITTEN APPROVAL OR SCRUTINY OF A COURT OF LAW OR OTHER JUDICIAL OFFICER AND GUARANTOR WILL NOT HAVE THE RIGHT TO ANY NOTICE OR PRIOR HEARING WHERE GUARANTOR MIGHT CONTEST SUCH A PROCEDURE. THE INTENT OF GUARANTOR IS TO GRANT TO TKV FOR GOOD AND VALUABLE CONSIDERATION THE RIGHT TO OBTAIN SUCH A PREJUDGMENT REMEDY AND TO EXPRESS ITS BELIEF THAT ANY SUCH PREJUDGMENT REMEDY OBTAINED IS VALID AND CONSTITUTIONAL UNLESS A COURT OF COMPETENT JURISDICTION SHOULD DETERMINE OTHERWISE. FURTHER, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR HEREBY WAIVES DEMAND, PRESENTMENT FOR PAYMENT, PROTEST, NOTICE OF PROTEST, NOTICE OF DISHONOR, DILIGENCE IN COLLECTION, NOTICE OF NONPAYMENT OF ANY NOTES AND ANY AND ALL NOTICES OF A LIKE NATURE. FURTHER, TO THE EXTENT NOT OTHERWISE

EXPRESSLY PROVIDED HEREIN, GUARANTOR EXPRESSLY WAIVES ALL DEFENSES OF SURETYSHIP OR IMPAIRMENT OF COLLATERAL.

          GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF TKV HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT TKV WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS. GUARANTOR ACKNOWLEDGES AND STIPULATES THAT THE WAIVERS GRANTED ABOVE ARE MADE KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AND AFTER FULL CONSULTATION WITH COUNSEL AND CONSTITUTE A MATERIAL INDUCEMENT FOR TKV TO MAKE THE LOAN.

          15. Other Guarantors.

          The Guarantor acknowledges that other individuals or entities have or may also from time to time become primarily or secondarily liable with respect to any of the Guaranteed Obligations (including each other guarantor, the “Other Guarantors”), in which event the liability of the Guarantor hereunder shall be joint and several. The Guarantor further acknowledges that the failure of any of the Other Guarantors, if any, to execute and deliver their respective guarantees shall not discharge the liability of the Guarantor under this Guaranty.

[THE NEXT PAGE IS THE SIGNATURE PAGE]

          IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

FORTIFIED DATA
COMMUNICATIONS, INC.

By         /s/ Dennis Mee
             Dennis Mee
            Authorized Representative